Exhibit 10.14

FORM OF STOCK OPTION AGREEMENT

THIS AGREEMENT (this “Agreement”), is effective as of the date set forth on the signature page hereof (the “Grant Date”), between Ardent Mines Limited (the “Company”), and the individual set forth on the signature page hereto (the “Participant”).

WHEREAS, the Company has adopted and maintains the 2011 Stock Option Plan (the “Option Plan”) to promote the interests of the Company and its stockholders by providing the Company’s key employees and others with an appropriate incentive to encourage them to continue in the employ of the Company and to improve the growth and profitability of the Company; and

WHEREAS, the Option Plan provides for the grant to Participants in the Option Plan of Incentive Stock Options to purchase shares of Common Stock of the Company;

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

1. Grant of Option.  Pursuant to, and subject to, the terms and conditions set forth herein and in the Option Plan, the Company hereby grants to the Participant Incentive Stock Options (collectively, the “Options”) to purchase such number of shares (each a “Share” and collectively the “Shares”) of the Common Stock of the Company as are set forth on the signature page hereof:

2. Incorporation of Option Plan.  Except as otherwise provided herein, all terms, conditions, restrictions of the Option Plan are incorporated herein and made parte hereof as if stated herein.  Notwithstanding anything to the contrary in the Option Plan, if there is any conflict between the terms and conditions of the Option Plan and this Agreement, the terms and conditions of this Agreement, as interpreted by the Committee, shall govern.  Unless otherwise indicated herein, all capitalized terms used herein shall have the meanings given to such terms in the Option Plan.

3. Exercise Price. The exercise price of each share underlying the Options is as set forth on the signature page hereof (the “Exercise Price”).

4. Vesting and Exercise of Option. The Option shall vest and become exercisable according to the schedule set forth on the signature page hereof.

5. Duration of Option. Subject to the provisions of the Option Plan and this Agreement, with respect to the Options (or any portions thereof) which have not become exercisable, the Options shall expire on the date the Participant is no longer in good standing with the Company, including Termination of Employment for any reason, and with respect to the Options (or any portion thereof) which have become exercisable, the Options shall expire on the first of the following events: (i) the expiration date set forth on the signature page hereof (the “Expiration Date”); (ii) the expiration of three (3) months following the date of the Participant’s termination of employment with the Company, other than as a result of death or Disability; or (iii) the expiration of six (6) months following (A) the date of death of the Participant or (B) cessation of an Participant’s employment by reason of Disability (as defined in the Option Plan). If the Participant’s employment or contractual relationship is terminated by death, any Option held by the Participant shall be exercisable only by the person or persons to whom such Participant’s rights under such Option shall pass by the Participant’s will or by the laws of descent and distribution of the state or country of the Participant’s domicile at the time of death.  Nothing in this Agreement shall be interpreted or construed to confer upon the Participant any right with respect to continuance of employment arrangements with the Company, nor shall this Agreement interfere in any way with the right of the Company to terminate the Participant’s employment services at any time.

STOCK OPTION AGREEMENT

6. Delay or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party hereto upon any breach or default of any party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.  Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party or any provisions or conditions of this Agreement, shall be in writing and shall be effective only to the extent specifically set forth in such writing.

7. Manner of Exercise and Payment.

7.1           Subject to the terms and conditions of this Agreement and the Option Plan the Option may be exercised by delivery of written notice to the Company in the form attached hereto, at its principal executive office.  Such notice shall state that the Participant is electing to exercise the Option and the number of Shares in respect of which the Option is being exercised and shall be signed by the person or persons exercising the Option.  If requested by the Company, such person or persons shall (i) deliver this Agreement to an Officer of the Company who shall endorse thereon a notation of such exercise and (ii) provide satisfactory proof as to the right of such person or persons to exercise the Option.

7.2   The notice of exercise described in Section 7.1 above shall be accompanied by payment of the full purchase price for the Shares in respect of which the Option is being exercised, in cash, by check or any other form as the Company may require from time to time.

7.3   Upon receipt of the notice of exercise and any payment or other documentation as may be necessary pursuant to Section 7.2 relating to the Shares in respect of which the Option is being exercised, the Company shall, subject to this Agreement and the Option Plan, take such action as may be necessary to effect the transfer to the Participant of the number of Shares as to which such exercise was effective.

STOCK OPTION AGREEMENT

7.4   The Participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to any Shares subject to the Option until (i) the Option shall have been exercised pursuant to the terms of this Agreement and the Participant shall have paid the full purchase price for the number of Shares in respect of which the Option was exercised, (ii) the Company shall have issued and delivered the Shares to the Participant, and (iii) the Participant's name shall have been entered as a stockholder of record on the books of the Company, whereupon the Participant shall have full voting and other ownership rights with respect to such Shares during the period of ownership thereof.

7.5   In lieu of payment upon exercise of the Option as set forth above in this Section 7, the Participant may alternatively surrender to the Company for cancellation a portion of this Option representing that number of unissued Shares underlying this Option which is equal to the quotient obtained by dividing (A) the product obtained by multiplying the purchase price by the number of Shares of stock being purchased underlying the Option upon such exercise, by (B) the difference obtained by subtracting the purchase price from the closing price of the Company's common stock on the date immediately preceding such date of such exercise (“Cashless Exercise”).

8. Notices.  All notices, demands, instructions and other communications required or permitted to be given to or made upon either party hereto or any other person shall be in writing and shall be personally delivered or sent by registered or certified mail, postage prepaid, return receipt requested, or by a reputable courier delivery service, or by telegram (with messenger delivery), or by telecopy (confirmed by mail), and shall be deemed to be given for purposes of this Agreement on the day that such writing is delivered or sent to the intended recipient thereof in accordance with the provisions of this Section. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto, in the case of the Participant to the address of record on file with the Company; and in the case of the Company, to the principal executive office of the Company addressed to the Corporate Secretary.

9. Non-Transferability.   The Option shall not be transferable other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the U.S. Internal Revenue Code.  During the lifetime of the Participant, the Option shall be exercisable only by the Participant, except in the case of an Option transferred pursuant to a qualified domestic relations order.

10. Securities Act Restrictions; Sales of Shares.  The Participant acknowledges that neither the U.S. Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved the Option nor any Shares issuable upon exercise thereof, nor passed upon or endorsed the merits of this Option or the Shares; the Participant further understands and agrees that neither the Option nor the Shares have been registered (i) with the SEC under the Securities Act of 1933, as amended (the “Securities Act”) or (ii) with any state securities commission.  The Participant understands that neither the Option nor the Shares may be offered, sold, transferred or otherwise disposed of in the U.S., its territories or possessions, or to persons known to be residents of the U.S. or to a U.S. person within the meaning of the Securities Act and the rules promulgated thereunder; provided that the Shares may be so sold after the earlier to occur of the effectiveness of a registration statement registering the Shares under the Securities Act or the expiration of the restricted period under Rule 144 promulgated under the Securities Act and thereafter only if the Shares are registered under the Securities Act or an exemption from the registration requirements under the Securities Act is available.  The Participant acknowledges that the Company has no obligation to cause the registration of this Option or the Shares under the Securities Act.

STOCK OPTION AGREEMENT

11. Adjustments.   In the event of a change applicable to the entire class of shares of Common Stock, such as a stock split, stock dividend, or similar action with respect to all issued and outstanding shares of Company Common Stock, the Administrator shall make corresponding adjustments to the number of Shares subject to this Option and the purchase price for such Shares.  For purposes of clarity, however, no adjustments shall be made with respect to issuances of Common Stock by the Company or any instruments exercisable or convertible into shares of Common Stock.

12. Withholding of Taxes; Stock Option Treatment.   The Company shall have the right to deduct from any distribution of cash to the Participant an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the “Withholding Taxes”) with respect to the Option.  If the Participant is entitled to receive Shares upon exercise of the Option, the Participant shall pay the Withholding Taxes to the Company in cash prior to the issuance of such Shares.  In satisfaction of the Withholding Taxes, the Participant may make a written election, which may be accepted or rejected in the discretion of the Company, to have withheld a portion of the Shares issuable to him or her upon exercise of the Option, having an aggregate Fair Market Value, on the date preceding the date of such issuance, equal to the Withholding Taxes. The Participant hereby acknowledges that they are aware of, and responsible for, any tax consequences or effects caused by the aforementioned withholding of Shares.

13. No Assignment.   Except as otherwise provided herein, the rights of the Participant hereunder may not be assigned or otherwise transferred to any other party.

14. Modification of Agreement.   This Agreement may be modified, amended, suspended or terminated, and any terms or conditions may be waived, but only by a written instrument executed by the parties hereto.

15. Severability.   Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such holding and shall continue in full force in accordance with their terms.

16. Successors in Interest.   All obligations imposed upon the Participant and all rights granted to the Company under this Agreement shall be final, binding and conclusive upon the Participant's heirs, executors, administrators, successors and (subject to Section 11 above) assigns of the parties hereto.

STOCK OPTION AGREEMENT

17. Counterparts.  This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

18. Entire Agreement.  This Agreement constitutes the entire agreement, and supersedes all prior agreements, of the parties hereto relating to the subject matter hereof, and there are no written or oral terms or representations made by either party hereto other than those contained herein.  This Agreement cannot be modified, altered or amended except by a writing signed by all the parties hereto.  No waiver by either party hereto of any provision or condition of this Agreement at any time shall be deemed a waiver of such provision or condition at any prior or subsequent time or of any other provision or condition at the same or any prior or subsequent time.

19. Governing Law; Arbitration.

(a)           This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Nevada without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Nevada or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Nevada.

(b)           All disputes and controversies arising out of or relating to this Agreement shall be finally settled and binding under the Rules of the American Arbitration Association (“AAA”).  The place of arbitration shall be New York.  The Arbitration shall be conducted in English by a single arbitrator appointed in accordance with the AAA rules.  Any award, verdict or settlement issued under such arbitration may be entered by any party for order of enforcement by any court of competent jurisdiction.  The arbitrator shall have no power to take interim measures he or she deems necessary, including injunctive relief and measures for the protection or conservation of property.  Any award rendered shall be final and conclusive upon the parties and adjudgment thereon may be entered in the highest court of the forum, state or federal, having jurisdiction.  The fees and expenses of the Arbitrator and the respective fees and expenses of the parties hereto in connection with any such arbitration (including, without limitation, reasonable fees and expenses of legal counsel and consultants) shall be paid by the party against whom a decision by the Arbitrator is rendered.

[Signature Page Follows]

STOCK OPTION AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of ___________, 20___, with the understanding that this Agreement shall constitute a legal, valid, binding and enforceable obligation of the Company and the Participant, respectively.

Option Grant:

Exercise Price:

Vesting Schedule:

Expiration Date:

ARDENT MINES LIMITED

By:
Name:
Title:

PARTICIPANT

By:
Name:
Title:

ARDENT MINES LIMITED

STOCK OPTION AGREEMENT

Notice of Exercise

Participant

Number of Shares purchased pursuant
to Exercise of Option

Exercise Date

Exercise Price per Share

Aggregate Purchase Price

Form of Payment

By this exercise, the Participant agrees to (i) promptly provide such additional documents as the Company may reasonably require and (ii) provide for the payment to the Company (in the manner designated by the Company) of tax withholding obligations, if any, relating to the exercise of this Option.

Participant:

Accepted:

ARDENT MINES LIMITED

By:
Name:
Title:

Addendum to Form of Stock Option Grant

On May 12, 2011, the following officers and directors of Ardent Mines Limited were granted an option to purchase the following number of shares:

Name	Title	Number of Shares	Exercise Price
Leonardo Riera	CEO, President and Director	500,000	$4.75
Luciano de Freitas Borges	Director	200,000	$4.75
Gabriel Margent	Director	150,000	$4.75
James Ladner	Director	200,000	$4.75
Luis Feliu	Chief Financial Officer	50,000	$4.75

The exercise price represents the closing price of the Company’s common stock as of May 12, 2011.  The options expire on May 12, 2016.

The options vest as follows:
25% on date of grant (May 12, 2011)
25% on November 12, 2011
25% on May 12, 2012
25% on November 12, 2012